                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
                                (RULE 14a-101)

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:


[ ]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            M.S.D. & T. FUNDS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            M.S.D. & T. FUNDS, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ----------------

                                                             June 22, 1998

To the Shareholders of
M.S.D. & T. Funds, Inc.

  An Annual Meeting of Shareholders of M.S.D. & T. Funds, Inc. (the "Company") will be held on July 24, 1998, at 1:30 P.M. Eastern Time, at the offices of Mercantile-Safe Deposit & Trust Company, Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201, for the following purposes:

    (1) The election of a Board of five (5) Directors;

    (2) The ratification or rejection of the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending May 31, 1999;

    (3) The approval or disapproval of a new investment advisory agreement between the Company and Mercantile-Safe Deposit & Trust Company ("Mercantile") with respect to the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Growth & Income Fund, International Equity Fund, Limited Maturity Bond Fund, Maryland Tax-Exempt Bond Fund, Diversified Real Estate Fund, Equity Income Fund, Equity Growth Fund, Total Return Bond Fund, National Tax-Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund; and

    (4) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

  The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on June 18, 1998 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the meeting can be held and a maximum number of shares may be voted.

  THE COMPANY HAS BEEN ADVISED BY MERCANTILE THAT CERTAIN CUSTOMERS OF MERCANTILE, WHO ARE BENEFICIAL OWNERS OF SHARES OF COMMON STOCK OF THE COMPANY'S INVESTMENT PORTFOLIOS, HAVE ELECTED NOT TO RECEIVE PROXY MATERIALS WITH RESPECT TO INVESTMENTS HELD OF RECORD, FOR THEIR BENEFIT, BY MERCANTILE. MERCANTILE HAS ASKED THE COMPANY TO ADVISE SHAREHOLDERS IN THAT CATEGORY THAT THE ENCLOSED PROXY MATERIALS ARE BEING PROVIDED TO THEM IN THIS CASE IN ORDER TO COMPLY WITH LEGAL REQUIREMENTS APPLICABLE TO THE COMPANY AND MERCANTILE. SUCH CUSTOMERS WHO RECEIVE THESE MATERIALS ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                          By Order of the Board of Directors

                                          W. BRUCE McCONNEL, III
                                          Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

  A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY SCHEDULED FOR JULY 24, 1998 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE COMPANY WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL IN ALLOWING THE COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY.

                            M.S.D. & T. FUNDS, INC.
                               TWO HOPKINS PLAZA
                           BALTIMORE, MARYLAND 21201
                                1-800-551-2145

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of M.S.D. & T. Funds, Inc. (the "Company") for use at an Annual Meeting of Shareholders of the Company to be held at the offices of Mercantile-Safe Deposit & Trust Company, Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201 on July 24, 1998, at 1:30 P.M. Eastern Time. As used in this Proxy Statement, the meeting and any adjournment thereof is referred to as the "Meeting"; the Company's investment portfolios are referred to as "Funds"; and the Funds' shares are referred to as "Shares."

  It is expected that the solicitation of proxies will be primarily by mail. The Company's officers and service contractors may also solicit proxies by telephone, telegraph, facsimile or personal interview. The Company will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed proxy are expected to be distributed to shareholders on or about June 25, 1998.

  The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to each proposal:

                PROPOSAL                        SHAREHOLDERS SOLICITED
                --------                        ----------------------
   1. Election of a Board of five (5)   All Funds voting together in the
      Directors.                        aggregate.
   2. Ratification or rejection of the  All Funds voting together in the
      selection of Coopers & Lybrand    aggregate.
      L.L.P. as the Company's
      independent accountants for the
      fiscal year ending May 31, 1999.
   3. Approval or disapproval of a new  Shareholders of each Fund (other than
      Advisory Agreement with           the Tax-Exempt Money Market Fund
      Mercantile- Safe Deposit & Trust  (Trust)) voting separately on a Fund-
      Company.                          by-Fund basis.

  A proxy is enclosed with respect to the Shares you own in the Company. If the proxy is executed properly and returned, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy and mail it in the enclosed reply envelope.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

                                  PROPOSAL 1

                                  (ALL FUNDS)

  At the Meeting, shareholders will be asked to consider the election of five Directors, who will constitute the entire Board of Directors of the Company. Each elected Director will hold office for an indefinite term until the earlier of (1) the date the election of a Director's successor in office becomes effective, or (2) the date a Director resigns or his term as a Director is terminated in accordance with the Company's By-Laws. Normally, there will be no meetings of shareholders for the purpose of electing Directors except as required by the Investment

Company Act of 1940, as amended (the "1940 Act"). See "Other Matters" below. The Directors may, as permitted by the 1940 Act, appoint additional Directors without shareholder approval.

  All Shares represented by valid proxies will be voted in the election of Directors for each nominee named below, unless authority to vote for a particular nominee is withheld. The five nominees who receive the highest number of votes cast at the Meeting will be elected as Directors. Cumulative voting is not permitted. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If a nominee withdraws from the election or is otherwise unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Directors may recommend, unless the Board decides to reduce the number of Directors serving on the Board.

  Messrs. Disharoon, Decatur H. Miller, Murphy and Packard are incumbent Directors who are standing for re-election. Messrs. Disharoon, Decatur H. Miller and Packard were last elected by shareholders at a meeting held on July 16, 1990. Mr. Murphy was appointed to the Board of Directors on April 29, 1994. In addition, the incumbent Directors of the Company have nominated Dr. Edward
D. Miller as an additional Director to be voted on by the Company's shareholders.

  The following table contains relevant information about the nominees:

                                                                            COMPANY SHARES
                                                                                OWNED
                                                 PRINCIPAL OCCUPATIONS       BENEFICIALLY
                            POSITION WITH         DURING PAST 5 YEARS           AS OF
  NAME AND ADDRESS           THE COMPANY        AND OTHER AFFILIATIONS      APRIL 1, 1998
  ----------------          -------------       ----------------------      --------------
LESLIE B. DISHAROON*      Chairman of the   Retired; Director, Baltimore         **
11321 John Carroll Road   Board,            Gas & Electric Company;
Owings Mills, MD 21117    President;        Director, Travelers Inc.
Age: 65                   Director since    (diversified financial
                          1989              services); Director, GRC
                                            International, Inc. (technology
                                            based services and products);
                                            Director, Aegon USA, Inc.
                                            (holding company-insurance).

DECATUR H. MILLER*        Director since    Retired; Partner and former          **
26 Whitfield Road         1989; Treasurer   Chairman of the law firm of
Baltimore, MD 21201                         Piper & Marbury L.L.P.,
Age: 65                                     Baltimore, Maryland until 1995.

EDWARD D. MILLER          Nominee           Dean/Chief Executive Officer,        None
Johns Hopkins Medicine                      Johns Hopkins Medicine, January
720 Rutland Street                          1997 to date; Interim Dean,
Baltimore, MD 21205-2196                    Johns Hopkins Medicine, March
Age: 55                                     1996 to January 1997; Chairman,
                                            Department of Anesthesiology
                                            and Critical Care Medicine,
                                            Johns Hopkins University, July
                                            1994 to date; Chairman,
                                            Department of Anesthesiology,
                                            Columbia Presbyterian Hospital,
                                            March 1993 to June 1994.

                                                                          COMPANY SHARES
                                                                              OWNED
                                               PRINCIPAL OCCUPATIONS       BENEFICIALLY
                          POSITION WITH         DURING PAST 5 YEARS           AS OF
  NAME AND ADDRESS         THE COMPANY        AND OTHER AFFILIATIONS      APRIL 1, 1998
  ----------------        -------------       ----------------------      --------------
JOHN R. MURPHY          Director since    Vice Chairman, National              None
3115 Blendon Road       1994              Geographic Society, March 1998
Owings Mills, MD 21117                    to date; President and Chief
Age: 64                                   Executive Officer, National
                                          Geographic Society, May 1996 to
                                          March 1998; Director, Provant,
                                          Inc.; Director Omnicom Group,
                                          Inc. (holding
                                          company-advertising); Director,
                                          Monarch Avalon Inc. (games,
                                          graphic arts, envelope
                                          manufacturing) until 1994.

GEORGE R. PACKARD, III  Director since    President, U.S.-Japan                None
4425 Garfield Street,   1989              Foundation, beginning July,
N.W.                                      1998; Visiting President,
Washington, DC 20007                      International University of
Age: 66                                   Japan, 1994 to date; Former
                                          Dean, School of Advanced
                                          International Studies at The
                                          Johns Hopkins University;
                                          Director, Offitbank (private
                                          bank).

--------
 * Mr. Disharoon is an "interested person" of the Company as defined in the 1940 Act because he and his wife own stock in Mercantile Bankshares Corporation, the parent corporation of the Company's investment adviser, and because he serves as an officer of the Company. Mr. Decatur H. Miller is an "interested person" of the Company because he is a co-trustee of a trust for which Mercantile is also a co-trustee and because he serves as an officer of the Company.
** As of April 1, 1998, Mr. Disharoon beneficially owned 1,432.235 Shares of the Company's International Equity Fund. As of April 1, 1998, Mr. Decatur H. Miller beneficially owned 656.520 Shares of the Company's Prime Money Market Fund, 2,252.176 Shares of the Company's Growth & Income Fund and 2,470.464 Shares of the Company's International Equity Fund.

  Effective June 1, 1998, each Director of the Company receives an annual fee of $9,500 plus $2,000 for each Board meeting attended and reimbursement of expenses incurred as a Director. Additionally, the Chairman and President of the Company receives an additional annual fee of $7,500 for his services in such capacities. Prior to June 1, 1998, each Director received an annual fee of $3,500 plus $1,625 for each Board meeting attended and reimbursement of expenses incurred as a Director. Remuneration for services rendered during the Company's fiscal year ended May 31, 1998 and distributed to all Directors and officers as a group was $45,125. As of April 1, 1998, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

  The following chart provides certain information about the fees received by the Company's Directors for their services as members of the Board of Directors for the fiscal year ended May 31, 1998:

                                                                         TOTAL
                                         PENSION OR                  COMPENSATION
                                         RETIREMENT                    FROM THE
                           AGGREGATE      BENEFITS       ESTIMATED    COMPANY AND
                          COMPENSATION ACCRUED AS PART    ANNUAL     FUND COMPLEX*
                            FROM THE     OF COMPANY    BENEFITS UPON    PAID TO
 NAME OF PERSON/POSITION    COMPANY       EXPENSES      RETIREMENT     DIRECTORS
 -----------------------  ------------ --------------- ------------- -------------
Leslie B. Disharoon.....    $10,000          N/A            N/A         $10,000
Chairman of the Board
 of Directors and
 President

Decatur H. Miller.......    $ 8,375          N/A            N/A         $ 8,375
Director and Treasurer

John R. Murphy..........    $10,000          N/A            N/A         $10,000
Director

George R. Packard, III..    $ 8,375          N/A            N/A         $ 8,375
Director

J. Stevenson Peck**.....    $ 8,375          N/A            N/A         $ 8,375
Director

--------
 * The "Fund Complex" consists solely of the Company.
** Mr. Peck resigned as a Director of the Company on March 2, 1998.

  The Board of Directors of the Company held four meetings during the last fiscal year, which ended May 31, 1998. During that year, Messrs. Disharoon and Murphy attended all meetings, Mr. Peck attended all meetings prior to his resignation as a Director, and Messrs. Decatur H. Miller and Packard attended all but one meeting. The Board does not have standing audit, compensation or nominating committees. The Board of Directors is prepared to review nominations from shareholders to fill any future vacancies on the Board in written communications delivered to the Company at its address on page 1.

  Mr. Disharoon has served as Chairman of the Board since May 17, 1989.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH NOMINEE FOR DIRECTOR OF THE COMPANY.

                                   PROPOSAL 2

                                  (ALL FUNDS)

  Shareholders are also being asked to vote upon the ratification or rejection of the selection of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") as independent accountants for the Company's fiscal year ending May 31, 1999. Approval of the proposal requires the affirmative vote of a majority of the shares cast at the Meeting, either in person or by proxy, assuming that a quorum is reached. Unless instructed otherwise, the persons named as proxies in the accompanying Proxy will vote for Coopers & Lybrand.

  The Board of Directors of the Company, including all of the Directors who are not "interested persons" of the Company, selected Coopers & Lybrand as the Company's independent accountants for the fiscal year ending May 31, 1999 at a meeting held on April 24, 1998. Coopers & Lybrand has stated that it has no material direct or indirect financial interest in the Company. Coopers & Lybrand, with offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, has served as the Company's independent accountants since its commencement of operations in 1989.

  As part of its audit of the Company's financial statements for the fiscal year ended May 31, 1997, Coopers & Lybrand reviewed the Company's annual report to shareholders and its related filings with the Securities and Exchange Commission (the "SEC"). In addition, Coopers & Lybrand performed additional non-audit services for the Company which included a review of the Company's tax returns. Coopers & Lybrand will provide these same services as part of the audit of the Company's financial statements for the fiscal year ended May 31, 1998, which is currently in progress.

  A representative of Coopers & Lybrand is expected to be available by telephone at the Meeting should any matter arise requiring consultation with the accountants, and Coopers & Lybrand will be given the opportunity to make a statement if it chooses.

  On September 18, 1997, Coopers & Lybrand and Price Waterhouse LLP ("Price Waterhouse") announced plans to merge their practices worldwide. The partners of both firms have approved the merger. Coopers & Lybrand and Price Waterhouse expect the merger, which is subject to approval by the regulators, to become effective July 1, 1998. At such time, Coopers & Lybrand will be known as PricewaterhouseCoopers.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND AS INDEPENDENT ACCOUNTANTS OF THE COMPANY.

                                   PROPOSAL 3

        (EACH FUND OTHER THAN THE TAX-EXEMPT MONEY MARKET FUND (TRUST))

  At the Meeting, shareholders of each Fund (other than the Tax-Exempt Money Market Fund (Trust)) will be asked to approve a new investment advisory agreement (the "New Agreement") with Mercantile-Safe Deposit & Trust Company ("Mercantile"). Mercantile currently serves as investment adviser to the Company pursuant to seven separate investment advisory agreements. Six of those investment advisory agreements (the "Current Agreements") pertaining to the Prime Money Market, Government Money Market and Tax-Exempt Money Market Funds, the Growth & Income and Limited Maturity Bond Funds, the Maryland Tax-Exempt Bond Fund, the International Equity Fund, the Diversified Real Estate Fund, and the Equity Income, Equity Growth, Total Return Bond, National Tax-Exempt Bond and Intermediate Tax-Exempt Bond Funds, respectively, will be consolidated into the New Agreement. The terms and conditions of the New Agreement are the same as those of the Current Agreements except for provisions relating to (1) the effective date (which will be July 24, 1998 or such later date as the New Agreement is approved by shareholders of the Funds), (2) the ability of Mercantile to utilize a sub-adviser if desirable (currently, Mercantile is authorized to do so only with respect to the International Equity Fund, Diversified Real Estate Fund, Equity Income Fund, Equity Growth Fund, Total Return Bond Fund, National Tax-Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund, (3) the implementation of advisory fee breakpoints as described below, (4) the standard of care to which Mercantile is subject in providing advisory services under the New Agreement (a negligence standard care has been substituted for the gross negligence standard of care in the Current Agreements), and (5) the termination date (July 31, 1999). Significant provisions of the New Agreement are summarized below, however, this summary is qualified in its entirety by reference to the New Agreement, a copy of which is attached to this Proxy Statement as Exhibit A.

  No changes are proposed to the current Advisory Agreement between the Company and Mercantile with respect to the Tax-Exempt Money Market Fund (Trust).

  TERMS AND CONDITIONS OF THE NEW AGREEMENT. In the New Agreement, Mercantile agrees, subject to the general supervision and approval of the Company's Board of Directors, to be responsible for the management of, and to provide a continuous investment program for, each Fund's portfolio in accordance with such Fund's investment objective, policies and limitations, and to make decisions with respect to and place orders for all purchases and sales of portfolio securities for the respective Funds. Mercantile's responsibilities as investment adviser include providing investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds and maintaining books and records with respect to each Fund's securities transactions.

  The New Agreement authorizes Mercantile to employ or contract with other persons to assist it in the performance of its responsibilities under the Agreement, including one or more sub-advisers who may perform any or all of the advisory services described above under Mercantile's supervision. Any sub-adviser must be approved as required by the 1940 Act. Any fees or compensation payable to such other persons or sub-advisers will be paid by Mercantile.

  For the services provided and expenses assumed pursuant to the New Agreement, Mercantile is entitled to advisory fees, computed daily and payable monthly, at the following annual rates: (a) 0.25% of the first $1 billion of the average daily net assets of each of the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund, plus 0.20% of each such Fund's average daily net assets in excess of $1 billion; (b) 0.60% of the first $1 billion of the average daily net assets of each of the Growth & Income Fund, Equity Income Fund and Equity Growth Fund, plus 0.40% of each such Fund's average daily net assets in excess of $1 billion; (c) 0.35% of the first $1 billion of the average daily net assets of each of the Limited Maturity Bond Fund and Total Return Bond Fund, plus 0.20% of each such Fund's average daily net assets in excess of $1 billion; (d) 0.50% of the first $1 billion of the average daily net assets of each of the Maryland Tax-Exempt Bond Fund, National Tax-Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund, plus 0.25% of each such Fund's average daily net assets in excess of $1 billion; (e) 0.80% of the first $1 billion of the average daily net assets of the International Equity Fund, plus 0.70% of such Fund's average daily net assets in excess of $1 billion; and (f) 0.80% of the first $1 billion of the average daily net assets of the Diversified Real Estate Fund, plus 0.60% of such Fund's average daily net assets in excess of $1 billion. The advisory fees payable by each Fund under the New Agreement are the separate obligation of that Fund (and not the joint obligation of all Funds). Mercantile may from time to time voluntarily waive all or a portion of its advisory fees in order to assist a Fund in maintaining a competitive expense ratio.

  The New Agreement provides that Mercantile will pay all expenses incurred by it in connection with its activities under the New Agreement other than the expenses to be borne by the Funds. Expenses to be borne by the Funds include, without limitation, brokerage fees, commissions and other transaction costs, outside auditing and legal expenses, SEC fees, costs of shareholders' reports and meetings, costs of proxy statements and prospectuses, and extraordinary expenses.

  The New Agreement also provides that Mercantile may place orders for portfolio securities either directly with the issuer or with any broker or dealer selected by Mercantile. In executing portfolio transactions and selecting brokers or dealers, the New Agreement requires Mercantile to use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors Mercantile deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

  Consistent with this obligation, Mercantile may, to the extent permitted by law, purchase and sell portfolio securities from and to brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) to or for the benefit of the Funds and/or other accounts over which Mercantile or any of its affiliates exercises investment discretion. Mercantile is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Mercantile determines in good faith that such commission was reasonable in relation to the value of brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Mercantile's overall responsibilities to the particular Fund and to the Company. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. Such brokerage or research services may be useful to Mercantile in serving other clients as well as the Company, and conversely brokerage or research services obtained by the placement of business of other clients may be useful to Mercantile in carrying out its obligations to the Company. In no instance will portfolio securities be purchased from or sold to Mercantile or the Funds' principal underwriter, BISYS Fund Services, or any affiliated person of either of them, except as permitted by the SEC. Mercantile may not make loans for the purpose of purchasing or carrying Fund Shares, or make interest-bearing loans to the Company.

  Further, the New Agreement provides that Mercantile and others who may assist Mercantile in providing services to the Fund shall not be liable for any alleged or actual error of judgment or mistake of law or for any alleged or actual loss suffered by a Fund or the Company, and each Fund and the Company have agreed to indemnify and hold harmless Mercantile and such other persons against and from any claims, liabilities, actions, suits, proceedings, judgments or damages (and expenses as and when incurred in connection therewith, including the reasonable cost of investigating or defending same, including but not limited to attorneys' fees) arising out of any such alleged or actual error of judgment or mistake of law or loss; however, nothing in the New Agreement will be deemed to protect or purport to protect Mercantile or any such other person against any liability to the Company or its shareholders resulting from willful misfeasance, bad faith or negligence in the performance of its duties under the New Agreement or by reason of reckless disregard of the obligations or duties thereunder. The New Agreement provides, however, that such indemnification shall not inure to the benefit of any person or sub-adviser employed by Mercantile or with which Mercantile has contracted.

  If approved by a majority of the outstanding Shares of a Fund (as defined below) and not sooner terminated, the New Agreement will continue in effect with respect to such Fund until July 31, 1999 and thereafter from year to year, provided that such continuance is approved at least annually (i) by the vote of a majority of those members of the Board of Directors who are not parties to the New Agreement or "interested persons" (as defined in the 1940 Act) of any such party, and (ii) by the Board of Directors or by vote of a majority of the outstanding Shares of such Fund.

  The New Agreement provides that it will terminate automatically in the event of its "assignment" (as defined in the 1940 Act), and that it is terminable with respect to one or more Funds by Mercantile, by the Board of Directors of the Company, or by vote of a majority of the outstanding Shares of such Fund or Funds, without penalty, on 60 days' notice.

  EVALUATION BY THE BOARD OF DIRECTORS. The New Agreement was approved by a majority of the Company's Board of Directors and by a majority of those members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of any party to the New Agreement at a meeting held on April 24, 1998. The New Agreement was proposed in order to consolidate the Current Agreements into the New Agreement and to implement certain changes in the terms of the Current Agreements. These changes include (1) the institution of advisory fee breakpoints with respect to each Fund, which will allow the shareholders of each Fund to share in any economies of scale realized by Mercantile as the assets of the Funds increase, (2) a change from a gross negligence to a negligence standard of care, which will result in Mercantile being held to a higher standard of care in providing advisory services under the New Agreement, and (3) allowing Mercantile to utilize a sub-adviser to assist it in providing advisory services to each Fund. The Board of Directors considered that, except as noted above, the New Agreement was the same as the Current Agreements and that there would be no change in the personnel at Mercantile providing advisory services to the Funds as a result of the New Agreement. The Board considered each of these factors to be of material importance in connection with its recommendation of the New Agreement. Based upon their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant, the Board has concluded that the approval of the New Agreement would be in the best interest of the Funds and their respective shareholders.

  At the time of their approval of the New Agreement, two of the members of the Company's Board of Directors were considered to be "interested" Directors within the meaning of the 1940 Act. Leslie B. Disharoon, Chairman of the Board of Directors and President of the Company, and his wife each own shares of Mercantile

Bankshares Corporation, the parent of the Company's investment adviser. Decatur
H. Miller, Treasurer of the Company and a member of the Board, serves as a co-trustee of a trust for which Mercantile is also a co-trustee.

  INFORMATION CONCERNING THE CURRENT AGREEMENTS. The Current Agreement with respect to the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund is dated July 21, 1989, was approved by the shareholders of each such Fund on July 16, 1990 for the purpose of complying with certain conditions imposed by the 1940 Act as well as by the SEC at that time in connection with the registration of such Funds under the federal securities laws, and was last approved by the Board of Directors of the Company on April 24, 1998. Pursuant to such Agreement, Mercantile is entitled to receive advisory fees at the annual rate of 0.25% of each Fund's average daily net assets. For the fiscal year ended May 31, 1998, Mercantile received advisory fees (after waivers) at the effective annual rates of 0.24%, 0.23% and 0.23% of the average daily net assets of the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund, respectively, representing $962,316 with respect to the Prime Money Market Fund, $825,312 with respect to the Government Money Market Fund and $198,495 with respect to the Tax-Exempt Money Market Fund.

  The Current Agreement with respect to the Growth & Income Fund and Limited Maturity Bond Fund is dated November 13, 1990, was approved by the shareholders of each such Fund on October 28, 1991 for the purpose of complying with certain conditions imposed by the 1940 Act as well as by the SEC at that time in connection with the registration of such Funds under the federal securities laws, and was last approved by the Board of Directors of the Company on April 24, 1998. Pursuant to such Agreement, Mercantile is entitled to receive advisory fees at the annual rates of 0.60% of the average daily net assets of the Growth & Income Fund and 0.35% of the average daily net assets of the Limited Maturity Bond Fund. For the fiscal year ended May 31, 1998, Mercantile received advisory fees (after waivers) at the effective annual rates of 0.43% and 0.15% of the average daily net assets of the Growth & Income Fund and Limited Maturity Bond Fund, respectively, representing $767,215 with respect to the Growth & Income Fund and $63,787 with respect to the Limited Maturity Bond Fund.

  The Current Agreement with respect to the Maryland Tax-Exempt Bond Fund is dated February 3, 1992, was approved by the sole shareholder of such Fund on June 2, 1992 prior to the Fund's initial public offering, and was last approved by the Board of Directors of the Company on April 24, 1998. Pursuant to such Agreement, Mercantile is entitled to receive advisory fees at the annual rate of 0.50% of such Fund's average daily net assets. For the fiscal year ended May 31, 1998, Mercantile received advisory fees (after waivers) at the effective annual rate of 0.07% of the Fund's average daily net assets, representing $6,676.

  The Current Agreement with respect to the International Equity Fund is dated June 29, 1993, was approved by the sole shareholder of such Fund on June 29, 1993 prior to the Fund's initial public offering, and was last approved by the Company's Board of Directors on April 24, 1998. Pursuant to such Agreement, Mercantile is entitled to receive advisory fees at the annual rate of 0.80% of the Fund's average daily net assets. For the fiscal year ending May 31, 1998, Mercantile received advisory fees (after waivers) at the effective annual rate of 0.74% of the Fund's average daily net assets, representing $610,880. Of the fees paid to Mercantile, $343,619 was paid to BlackRock, Inc., the sub-adviser to the Fund, pursuant to the terms of a Sub-Advisory Agreement dated March 19, 1996.

  The Current Agreement with respect to the Diversified Real Estate Fund is dated July 31, 1997, was approved by the sole shareholder of such Fund on July 31, 1997 and was last approved by the Board of Directors of the Company on April 24, 1998. Pursuant to such Agreement, Mercantile is entitled to receive advisory fees at the annual rate of 0.80% of the Fund's average daily net assets. For the period August 1, 1997 (commencement of operations) through May 31, 1998, Mercantile waived all advisory fees payable to it.

  The Current Agreement with respect to the Equity Growth Fund, Equity Income Fund, Total Return Bond Fund, National Tax-Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund is dated February 27, 1998, was approved by the sole shareholder of each such Fund on February 27, 1998 prior to each such Fund's initial public offering, and was last approved by the Board of Directors of the Company on October 24, 1997. Pursuant to such Agreement, Mercantile is entitled to receive advisory fees at the annual rates of 0.60%, 0.60%, 0.35%, 0.50% and 0.50% of the average daily net assets of the Equity Income Fund, Equity Growth Fund, Total Return Bond Fund, National Tax-Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund, respectively. For the period March 1, 1998 (commencement of operations) through May 31, 1998, Mercantile received advisory fees (after waivers) at the effective annual rates of 0.45%, 0.31%, 0.20%, 0.21% and 0.20% of the average daily net assets of the Equity Income Fund, Equity Growth Fund, Total Return Bond Fund, National Tax-Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund, respectively, representing $372,017 with respect to the Equity Income Fund, $27,570 with respect to the Equity Growth Fund, $50,020 with respect to the Total Return Bond Fund, $91,231 with respect to the National Tax-Exempt Bond Fund and $48,852 with respect to the Intermediate Tax-Exempt Bond Fund.

  REQUIRED VOTE. The approval of the New Agreement requires the affirmative vote of the holders of a "majority of the outstanding shares" of each Fund (as defined in the 1940 Act), which means the lesser of (a) the holders of 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW AGREEMENT.

                               VOTING INFORMATION

  RECORD DATE. Only shareholders of record at the close of business on June 18, 1998 will be entitled to vote at the Meeting. On that date, the outstanding Shares were as follows:

                                                                  NUMBER OF
      FUND                                                    SHARES OUTSTANDING
      ----                                                    ------------------
     Prime Money Market Fund.................................  447,780,844.260
     Government Money Market Fund............................  389,642,358.750
     Tax-Exempt Money Market Fund............................   91,026,226.870
     Tax-Exempt Money Market Fund (Trust)....................   55,436,753.000
     Growth & Income Fund....................................   17,463,205.560
     International Equity Fund...............................    6,257,464.571
     Limited Maturity Bond Fund..............................   14,463,012.475
     Maryland Tax-Exempt Bond Fund...........................    1,533,829.323
     Diversified Real Estate Fund............................      658,849.566
     Equity Income Fund......................................   30,995,686.226
     Equity Growth Fund......................................    3,327,981.718
     Total Return Bond Fund..................................   10,243,444.462
     National Tax-Exempt Bond Fund...........................   17,748,399.132
     Intermediate Tax-Exempt Bond Fund.......................    9,237,886.089

  QUORUM. A quorum is constituted with respect to the Company or a Fund, by the presence in person or by proxy of the holders of at least a majority of all of the votes entitled to be cast at the Meeting by shareholders of the Company or such Fund. For purposes of determining the presence of a quorum, abstentions, but not broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

  In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any of the proposals in favor of such adjournments, and will vote those proxies required to be voted AGAINST all proposals against any such adjournments.

  OTHER SHAREHOLDER INFORMATION. As of June 18, 1998, the record date for the Meeting, Mercantile held of record, in a fiduciary or representative capacity for its customers, substantially all of the outstanding Shares of each Fund. On such date, Mercantile may be deemed to be the beneficial owner, for purposes of the federal securities laws, of approximately 55.6%, 30.8%, 51.7%, 44.4%, 51.6%, 63.0%, 64.9%, 52.7%, 93.3%, 73.1%, 68.0%, 82.2%, 64.9% and 71.5% of the
Shares of the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Tax-Exempt Money Market Fund (Trust), Growth & Income Fund, International Equity Fund, Limited Maturity Bond Fund, Maryland Tax-Exempt Bond Fund, Diversified Real Estate Fund, Equity Growth Fund, Equity Income Fund, Total Return Bond Fund, National Tax-Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund, respectively, that were outstanding on that date because Mercantile possessed sole or shared voting or investment power with respect to such Shares. Mercantile does not, however, have any economic interest in such Shares which are held solely for the benefit of its customers.

  The name, address and share ownership of each other person who may have possessed sole or shared voting or investment power with respect to more than 5% of the Company's outstanding Shares at that date were:

                                                                        PERCENTAGE
                                                        AMOUNT OF FUND   OF FUND
          FUND                  NAME AND ADDRESS         SHARES OWNED  SHARES OWNED
          ----                  ----------------        -------------- ------------
Government Money Market   Mr. James G. Robinson         28,926,199.00      7.42%
 Fund                     10 East Lee Street
                          Suite 2705
                          Baltimore, MD 21202

Tax-Exempt Money Market   Fred Hittman                   4,791,519.00      5.26%
 Fund                     3211 Keyser Road
                          Baltimore, MD 21208

                          Reliable Liquors, Inc.         9,324,600.00     10.24%
                          2200 Winchester Street
                          Baltimore, MD 21216

Tax-Exempt Money Market   Robert H. Levi Marital Trust   3,665,587.00      6.61%
 Fund (Trust)             c/o Mercantile-Safe Deposit
                          and Trust Company
                          Two Hopkins Plaza
                          Baltimore, MD 21201

                          Betty Washington Whiting       3,960,252.00      7.14%
                          Deed of Trust
                          c/o Mercantile-Safe Deposit
                          and Trust Company
                          Two Hopkins Plaza
                          Baltimore, MD 21201

Maryland Tax-Exempt Bond  Mr. Kenneth H. Roberts          169,253.593     11.03%
 Fund                     6287 Firethorn Drive
                          Clarksville, MD 21029

                                                    PERCENTAGE
                                    AMOUNT OF FUND   OF FUND
FUND        NAME AND ADDRESS         SHARES OWNED  SHARES OWNED
----        ----------------        -------------- ------------
      Chelton Communications         100,925.926      6.58%
      Systems, Inc.
      58 Main Street, Route 117
      Bolton, MA 01740

  For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Under this definition, Mercantile may be deemed to be a controlling person of the Company. The Company has been advised by Mercantile that subject to its fiduciary responsibilities, it intends to vote the Shares over which it has voting power FOR and AGAINST each proposal presented at the Meeting in the same proportions as the total votes that are cast FOR and AGAINST the proposal by other shareholders of the Company.

                             ADDITIONAL INFORMATION

  INFORMATION ABOUT MERCANTILE. Mercantile's principal offices are located at Two Hopkins Plaza, Baltimore, Maryland 21201. Mercantile is a wholly-owned subsidiary of Mercantile Bankshares Corporation, a publicly-held bank holding company, whose principal offices are also located at Two Hopkins Plaza, Baltimore, Maryland 21201. As of June 18, 1998, to the Company's knowledge, no person owned beneficially or of record 10% or more of any class of issued and outstanding voting securities of Mercantile Bankshares Corporation.

  The New Advisory Agreement permits Mercantile to act as investment adviser to one or more other investment companies and to fiduciary or other managed accounts. While Mercantile does not provide investment advisory services to any investment companies other than the Company, it does provide such services to fiduciary and other managed accounts. Mercantile also serves as investment adviser to the Company's Tax-Exempt Money Market Fund (Trust), with net assets at June 18, 1998 of approximately $55,435,606. Pursuant to the terms of the investment advisory agreement relating to that Fund, Mercantile receives no advisory fees for providing services to the Fund.

  The name, address and principal occupation of the chief executive officer and each director of Mercantile as of June 18, 1998 were as follows:

                                                              PRINCIPAL OCCUPATION
 NAME                       POSITION WITH MERCANTILE               AND ADDRESS
 ----                       ------------------------          --------------------
H. Furlong Baldwin...... Director, Chairman of the       Director, Chairman of the
                         Board, and Chief Executive      Board, and  Chief Executive
                         Officer                         Officer
                                                         Mercantile Bankshares
                                                         Corporation
                                                         Two Hopkins Plaza
                                                         Baltimore, MD 21201

Cynthia A. Archer.......            Director             Senior Vice President,
                                                         Intermodal Service Group,
                                                         Consolidated Rail Corp. and
                                                         Conrail
                                                         2001 Market Street
                                                         Philadelphia. PA 19101

Thomas M. Bancroft,                 Director             Retired
 Jr.....................                                 c/o Mercantile-Safe Deposit &
                                                         Trust  Company
                                                         Two Hopkins Plaza
                                                         Baltimore, MD 21201

                                                              PRINCIPAL OCCUPATION
 NAME                       POSITION WITH MERCANTILE               AND ADDRESS
 ----                       ------------------------          --------------------
Richard O. Berndt.......            Director             Partner
                                                         Gallagher, Evelius & Jones
                                                         The Park Charles Building,
                                                         Suite 400
                                                         218 North Charles Street
                                                         Baltimore, MD 21201

James A. Block, M.D.....            Director             Retired
                                                         c/o Mercantile-Safe Deposit &
                                                         Trust  Company
                                                         Two Hopkins Plaza
                                                         Baltimore, MD 21201

William R. Brody........            Director             President
                                                         The Johns Hopkins University
                                                         Charles & 34th St.
                                                         Baltimore, MD 21218

George L. Bunting.......            Director             President & Chief Executive
                                                         Officer
                                                         Bunting Management Group
                                                         Suite 350
                                                         9690 Deereco Road
                                                         Timonium, MD 21093

Martin L. Grass.........            Director             Chairman & Chief Executive
                                                         Officer
                                                         Rite-Aid Corporation
                                                         Camp Hill, PA

Freeman A. Habrowski,               Director             President
 III....................                                 University of Maryland
                                                         Baltimore County
                                                         1000 Hilltop Circle
                                                         Baltimore, MD 21250

B. Larry Jenkins........            Director             Director, Chairman of the
                                                         Board,  President and
                                                          Chief Executive Officer
                                                         Monumental Life Insurance
                                                         Company
                                                         2 East Chase Street
                                                         Baltimore, MD 21202

Mary Junck..............            Director             President
                                                         Times Mirror Eastern Newspapers
                                                         Executive Vice President
                                                         Times Mirror
                                                         501 North Calvert Street
                                                         Baltimore, MD 21278

Robert A. Kinsley.......            Director             Chief Executive Officer
                                                         Kinsley Construction
                                                         2700 Water St.
                                                         York, PA 17403-9306

William J. McCarthy.....            Director             Principal, William J. McCarthy,
                                                         P.C.,  a Partner, Venable,
                                                         Baetjer and  Howard L.L.P.
                                                         Two Hopkins Plaza
                                                         Baltimore, MD 21201

                                                              PRINCIPAL OCCUPATION
 NAME                       POSITION WITH MERCANTILE               AND ADDRESS
 ----                       ------------------------          --------------------
Morris W. Offit.........            Director             Chairman of the Board and Chief
                                                         Executive Officer
                                                         OFFITBANK
                                                         Manhattan Tower
                                                         101 East 52nd Street
                                                         New York, NY 10022

Martin B. Plant.........            Director             Chairman
                                                         Keywell Corp.
                                                         7600 Rolling Mill Road
                                                         Baltimore, MD 21224

Christian H.                        Director             Director, Chairman of the Board
 Poindexter.............                                 and Chief Executive Officer
                                                         Baltimore Gas & Electric
                                                         Company
                                                         P.O. Box 1475
                                                         Baltimore, MD 21203

J. Marshall Reid........ Director, President and Chief   President & Chief Operating
                         Operating Officer               Officer Mercantile-Safe Deposit
                                                         & Trust  Company
                                                         Two Hopkins Plaza
                                                         Baltimore, MD 21201

William C. Richardson...            Director             President & Chief Executive
                                                         Officer W.K. Kellogg Foundation
                                                         One Michigan Avenue,
                                                         East Battle Creek, MI 49017

Donald J. Shepard.......            Director             Chairman of the Board,
                                                         President and Chief Executive
                                                         Officer
                                                         AEGON USA Inc.
                                                         2 East Chase Street
                                                         Baltimore, MD 21202

Brian B. Topping........ Director and Vice Chairman of   Vice Chairman of the Board
                         the Board                       Mercantile-Safe Deposit & Trust
                                                          Company
                                                         Two Hopkins Plaza
                                                         Baltimore, MD 21202

  BANKING LAWS. Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting, selling or distributing securities, but in general do not prohibit such a holding company or affiliated banks generally from acting as adviser to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Mercantile is subject to such laws and regulations. Mercantile believes that it may perform the services contemplated by the New Agreement. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent Mercantile from continuing to perform investment advisory services for the Company.

  If Mercantile were prohibited from performing investment advisory services for the Company, it is expected that the Board of Directors of the Company would select another qualified firm. Any new advisory agreement would be subject to shareholder approval.

  PAYMENTS TO AFFILIATES. Mercantile also serves as administrator to the Company. For its services as administrator, Mercantile receives fees from the Funds, computed daily and payable monthly, calculated at the annual rate of
 .125% of the Company's aggregate average daily net assets. For the fiscal year ended May 31, 1998, Mercantile received administrative fees (net of waivers) from each Fund as follows:

     FUND                                                ADMINISTRATION FEE
     ----                                                ------------------
     Prime Money Market Fund............................      $351,536
     Government Money Market Fund.......................      $364,539
     Tax-Exempt Money Market Fund.......................      $ 64,253
     Tax-Exempt Money Market Fund (Trust)...............      $ 42,599
     Growth & Income Fund...............................      $221,769
     International Equity Fund..........................      $ 61,960
     Limited Maturity Bond Fund.........................      $ 22,388
     Maryland Tax-Exempt Bond Fund......................      $  1,492
     Diversified Real Estate Fund.......................      $    -0-
     Equity Income Fund.................................      $ 42,189
     Equity Growth Fund.................................      $  8,982
     Total Return Bond Fund.............................      $    -0-
     National Tax-Exempt Bond Fund......................      $  4,414
     Intermediate Tax-Exempt Bond Fund..................      $    -0-

  It is expected that Mercantile will continue to provide administrative services to the Company after the Meeting.

  OFFICERS. Officers of the Company are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company's officers who are not also Directors.

                             OFFICER POSITION WITH     PRINCIPAL OCCUPATIONS DURING
 NAME AND ADDRESS        AGE  SINCE   THE COMPANY  PAST 5 YEARS AND OTHER AFFILIATIONS
 ----------------        --- ------- ------------- -----------------------------------
W. Bruce McConnel III...  55  1989     Secretary    Partner of the law firm of Drinker
Suite 1100                                          Biddle & Reath LLP, Philadelphia,
1345 Chestnut Street                                Pennsylvania since 1977.
Philadelphia, PA 19107

  The officers of the Company who are not also Directors receive no compensation directly from the Company for performing the duties of their offices. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees for services provided to the Company.

  SUB-ADVISER. BlackRock, Inc., the sub-adviser to the Company's International Equity Fund, has its principal offices at 345 Park Avenue, New York, New York 10137.

  DISTRIBUTOR. BISYS Fund Services (the "Distributor") serves as the exclusive distributor of the Shares of the Company. The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

                                 OTHER MATTERS

  The Company does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Company at its principal office within a reasonable time before such meeting.

  No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Company.

Dated: June 22, 1998

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

  THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE COMPANY'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS DATED MAY 31, 1997 AND NOVEMBER 30, 1997, RESPECTIVELY, TO ANY SHAREHOLDER UPON REQUEST. THE COMPANY'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE COMPANY BY WRITING TO THE COMPANY AT TWO HOPKINS PLAZA, BALTIMORE, MARYLAND 21201 OR BY CALLING 1-800-551-2145.

                                   EXHIBIT A

                              ADVISORY AGREEMENT

                            M.S.D. & T. FUNDS, INC.
                               Two Hopkins Plaza
                           Baltimore, Maryland 21201

                                                                   July  , 1998

Mercantile-Safe Deposit & Trust Company
Two Hopkins Plaza
Baltimore, Maryland 21201

Dear Sirs:

  This will confirm the agreement, entered into in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, between the undersigned (the "Company") and you as follows:

    1. General. The Company is an open-end investment company. This Agreement relates to thirteen of the Company's portfolios--the Prime Money Market Fund, the Government Money Market Fund, the Tax-Exempt Money Market Fund, the Growth & Income Fund, the International Equity Fund, the Limited Maturity Bond Fund, the Maryland Tax-Exempt Bond Fund, the Diversified Real Estate Fund, the Equity Income Fund, the Equity Growth Fund, the Total Return Bond Fund, the National Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund (individually, a "Fund" and collectively, the "Funds"). The Company proposes to engage in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objective, policies and limitations specified with respect to each Fund in the Company's Prospectuses and Statements of Additional Information relating to the Funds (the "Prospectus") included in the Company's Registration Statement on Form N-1A, as amended from time to time, filed under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended. Copies of the Prospectus have been furnished to you. Any amendments to the Prospectus shall be furnished to you promptly.

    2. Advisory Services. Subject to the supervision and approval of the Company's Board of Directors, you will provide investment management of each Fund's portfolio in accordance with such Fund's investment objective, policies and limitations as stated in the Prospectus as from time to time in effect, and resolutions of the Company's Board of Directors of which you will be advised. In connection therewith, you will obtain and provide investment research and will supervise each Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of such Fund's assets.

    In the event that the Company establishes one or more portfolios other than the Funds with respect to which it desires to retain you as investment adviser hereunder, it shall notify you in writing. If you are willing to render such services under this Agreement you shall notify the Company in writing, whereupon such portfolio shall become a Fund hereunder and shall be subject to the provisions of this Agreement to the same extent as the other Funds except to the extent that said provisions (including those relating to compensation payable by such additional Fund to you as investment adviser) are modified with respect to such additional Fund in writing by you and the Company at the time.

    You will comply with all rules and regulations of the Securities and Exchange Commission applicable to you in connection with your performance of this Agreement, and will in addition conduct your activities under this Agreement in accordance with other law, including banking law, applicable to you.

    You will not make loans for the purpose of purchasing or carrying Fund shares, or make interest-bearing loans to the Company.

    You will place orders for the purchase and sale of portfolio securities and will solicit broker-dealers to execute transactions in accordance with the Funds' policies and restrictions regarding brokerage allocations. You will place orders pursuant to your investment determination for the Funds either directly with the issuer or with any broker or dealer selected by you. In executing portfolio transactions and selecting brokers or dealers, you will use your reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors you deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, you may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) to or for the benefit of the Funds and/or other accounts over which you or any of your affiliates exercises investment discretion. You are authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or your overall responsibilities to the particular Fund and to the Company. In no instance will portfolio securities be purchased from or sold to you, or the Funds' principal underwriter, or any affiliated person thereof except as permitted by the Securities and Exchange Commission.

    3. Assistance. You may employ or contract with other persons to assist you in the performance of this Agreement including, without limitation, one or more sub-advisers who may perform under your supervision any or all of the services described under Section 2 for one or more of the Funds; provided, however, that the retention of any sub-adviser shall be approved as may be required by the 1940 Act. Such other persons and/or sub-advisers may include other investment advisory or management firms and officers or employees who are employed by both you and the Company. The fees or other compensation of any such other persons or sub-advisers shall be paid by you and no obligation may be incurred on the Company's behalf to any such person or sub-adviser.

    In the event that you appoint a sub-adviser for one or more of the Funds, you will review, monitor, and report to the Company's Board of Directors on the performance and investment procedures of any such sub-adviser; assist and consult with any sub-adviser in connection with such Fund's or Funds' continuous investment program; and, if applicable, approve lists of foreign countries which may be recommended by any sub-adviser for investment by such Fund or Funds.

    4. Fees. In consideration of the advisory services rendered pursuant to this Agreement, (a) the Prime Money Market Fund, the Government Money Market Fund and the Tax-Exempt Money Market Fund each will pay you on the first business day of each month a fee at the annual rate of .25% of the first $1 billion of such Fund's average daily net assets during the preceding month plus .20% of such Fund's average daily net assets in excess of $1 billion during the preceding month, (b) the Growth & Income Fund, the Equity Income Fund and the Equity Growth Fund each will pay you on the first business day of each month a fee at the annual rate of .60% of the first $1 billion of such Fund's average daily net assets during the preceding month plus .40% of such Fund's average daily net assets in excess of $1 billion during the preceding month, (c) the Limited Maturity Bond Fund and the Total Return Bond Fund each will pay you on the first business day of each month a fee at the annual rate of .35% of the first $1 billion of such Fund's average daily net assets during the preceding month plus .20% of such Fund's average daily net assets in excess of $1 billion during the preceding month, (d) the Maryland Tax-Exempt Bond Fund, the National Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund each will pay you on the first business day of each month a fee at the annual rate of .50% of the first $1 billion of such Fund's average daily net assets during the preceding month plus .25% of such Fund's average daily net assets in excess of $1 billion during the preceding month, (e) the International Equity Fund will pay you a fee on the first business day of each month at the annual rate of .80% of the first $1 billion of such Fund's average daily net assets during the preceding month plus .70% of such Fund's average daily net assets in excess of $1 billion during the preceding month, and (f) the Diversified Real Estate Fund shall pay you a fee on the first business day of each month at the annual rate of .80% of the first $1 billion of such Fund's average daily net assets during the preceding month plus .60% of such Fund's average daily net assets in excess of $1 billion during the preceding month. Net asset value shall be computed in the manner, on such days and at such time or times as described in the Funds' Prospectus from time to time. The fee for the period from the date of commencement of operations of any Fund to the end of the first month thereafter shall be prorated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement with respect to any Fund before the end of any month, the fee for such part of a month shall be prorated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement with respect to such Fund.

    5. Expenses. You will bear all of your own expenses in connection with the performance of your services under this Agreement, provided that such expenses will not include the expenses to be borne by the Funds, as set forth below. The expenses to be borne by the Funds include, without limitation, the following: organizational costs; taxes; interest; brokerage fees and commissions and other expenses in any way related to the execution, recording and settlement of portfolio security transactions; fees of Directors who are not also your officers; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of custodians and transfer and dividend paying agents; premiums for directors and officers liability insurance; costs of fidelity bonds; industry association fees; outside auditing and legal expenses; costs of maintaining corporate existence; costs of maintaining required books and accounts; cost of office facilities and supplies; data processing, clerical, accounting and bookkeeping services and other administrative expenses; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of Securities and Exchange Commission regulatory reports; costs of shareholders' reports and meetings; costs of preparing, printing and mailing prospectuses for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses.

    6. Liability. You shall exercise your best judgment in rendering the services to be provided to each Fund. You shall remit to the particular Fund or Funds the amount of any recovery you obtain for the benefit of such Fund or Funds from any person or sub-adviser whom you have employed or with whom you have contracted pursuant to Section 3 of this Agreement, for the acts and omissions of such person or sub-adviser. Subject to the foregoing, each Fund agrees as an inducement to you and others who may assist you in providing services to such Fund that you and such other persons shall not be liable for any alleged or actual error of judgment or mistake of law or for any alleged or actual loss suffered by such Fund or the Company and each Fund and the Company agree to indemnify and hold harmless you and such other persons against and from any claims, liabilities, actions, suits, proceedings, judgments or damages (and expenses as and when incurred in connection therewith, including the reasonable cost of investigating or defending same, including, but not limited to attorneys' fees) arising out of any such alleged or actual error of judgment or mistake of law or loss; provided, however, that nothing herein shall be deemed to protect or purport to protect you or any such other persons against any liability to any Fund or to its shareholders to which you or they would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder, or by reason of reckless disregard of the obligations and duties hereunder; and provided further, that this sentence shall not inure to the benefit of any person or sub-adviser (or others who may assist any such person or sub-adviser) whom you have employed or with whom you have contracted pursuant to Section 3 of this Agreement.

    7. Other Accounts. The Company understands that you and other persons with whom you contract to provide the services hereunder may from time to time act as investment adviser to one or more other investment companies and fiduciary or other managed accounts, and the Company has no objection to your or their so acting. When the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you or such other persons which have available funds for investment, the available securities may be allocated in a manner believed by you and such other persons to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for or disposed of by a Fund.

    In addition, it is understood that you and the persons with whom you contract to assist in the performance of your duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict your or their right to engage in and devote time and attention to similar or other businesses.

    8. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, you agree that all records which you maintain for the Company are the property of the Company and you further agree to surrender promptly to the Company any of such records upon the Company's request. You further agree to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act such records that you, as investment adviser, are required to maintain by Rule 31a-1 under the 1940 Act.

    9. Term. This Agreement shall continue with respect to each Fund until July 31, 1999 and thereafter shall continue automatically for successive 12-month periods, provided such continuance with respect to each Fund is specifically approved at least annually by the Company's Board of Directors or by vote of the lesser of (a) 67% of the shares of such Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of such Fund, provided that in either event its continuance also is approved by a majority of the Company's Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable with respect to any Fund without penalty, on 60 days' notice, by you or by the Company's Board of Directors or by vote of the lesser of (a) 67% of the shares of such Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of such Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

    10. Amendment. This Agreement may be amended only by an instrument in writing signed by the party against which enforcement of the amendment is sought. No amendment of this Agreement shall be effective with respect to a particular Fund until approved by vote of a majority of such Fund's outstanding voting securities.

    11. M.S.D. & T. or Mercantile-Safe Deposit & Trust Company. The Company recognizes that from time to time your directors, officers and employees may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "M.S.D. & T." or "Mercantile-Safe Deposit & Trust Company" as part of their name. You or your affiliates may enter into investment advisory or other agreements with such other entities. If you cease to act as the Company's investment adviser, the Company agrees that, at your request, the Company will take all necessary action to change the name of the Company and its Funds to a name not including "M.S.D. & T." or "Mercantile-Safe Deposit & Trust Company" in any form or combination of words.

    12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Maryland law; provided, that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended, or any rule or regulation of the Securities and Exchange Commission thereunder.

  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                          Very truly yours,

                                          M.S.D. & T. FUNDS, INC.


                                          By: _________________________________
                                                        President

Accepted:

MERCANTILE-SAFE DEPOSIT &
 TRUST COMPANY

By: _________________________________

                                     PROXY

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


                            M.S.D. & T. FUNDS, INC.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of M.S.D.& T. Funds, Inc., (the "Company") for use at an Annual Meeting of Shareholders to be held on July 24, 1998, at 1:30 P.M. Eastern Time, at the offices of Mercantile-Safe Deposit & Trust Company, Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201.

     The undersigned hereby appoints Linda A. Durkin, Cornelia H. Kline and Joseph J. DiDomenico, Jr., and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments or postponements thereof, all shares of Common Stock representing interests in the Company's Prime Money Market Fund (the "Fund") held of record by the undersigned on June 18, 1998, the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

     (1) Election of Directors:
      [_] For all nominees listed below (except as marked to the contrary below)

      [_] Withhold authority to vote for all nominees listed below INSTRUCTION:
          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

          L.B. Disharoon  D.H. Miller  E.D. Miller  J.R. Murphy  G.R. Packard

     (2) Proposal to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending May 31, 1999:

                  FOR   AGAINST  ABSTAIN
                  [_]     [_]      [_]

     (3) Proposal to approve a new Advisory Agreement between the Company and Mercantile-Safe Deposit & Trust Company with respect to the Fund.

                  FOR   AGAINST  ABSTAIN

                  [_]     [_]      [_]

     (4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                    (continued, and to be signed, on other side)

                        PROMPTLY COMPLETE AND RETURN THE

                      PROXY/VOTING INSTRUCTION FORM BELOW

                            IN THE ENVELOPE PROVIDED

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


               (continued from other side)
   Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.




  PLEASE SIGN, DATE
  AND RETURN THE PROXY
  CARD PROMPTLY USING THE
  ENCLOSED ENVELOPE.

                   Date ________________________ Date ________________________

                   Signature __________ Signature (Joint Owners) _____________ Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     PROXY

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


                            M.S.D. & T. FUNDS, INC.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of M.S.D.& T. Funds, Inc. (the "Company") for use at an Annual Meeting of Shareholders to be held on July 24, 1998, at 1:30 P.M. Eastern Time, at the offices of Mercantile-Safe Deposit & Trust Company, Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201.

     The undersigned hereby appoints Linda A. Durkin, Cornelia H. Kline and Joseph J. DiDomenico, Jr., and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments or postponements thereof, all shares of Common Stock representing interests in the Company's Government Money Market Fund (the "Fund") held of record by the undersigned on June 18, 1998, the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR
    DISCRETION:

     (1) Election of Directors:

      [_] For all nominees listed below (except as marked to the contrary below)

      [_] Withhold authority to vote for all nominees listed below INSTRUCTION:
          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

          L.B. Disharoon  D.H. Miller  E.D. Miller  J.R. Murphy  G.R. Packard

     (2) Proposal to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending May 31, 1999:

                  FOR   AGAINST  ABSTAIN
                  [_]     [_]      [_]

     (3) Proposal to approve a new Advisory Agreement between the Company and Mercantile-Safe Deposit & Trust Company with respect to the Fund.

                  FOR   AGAINST  ABSTAIN

                  [_]     [_]      [_]

     (4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                    (continued, and to be signed, on other side)

                        PROMPTLY COMPLETE AND RETURN THE

                      PROXY/VOTING INSTRUCTION FORM BELOW

                            IN THE ENVELOPE PROVIDED

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


               (continued from other side)
   Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.



  PLEASE SIGN, DATE
  AND RETURN THE PROXY
  CARD PROMPTLY USING THE
  ENCLOSED ENVELOPE.

                   Date ____________________________ Date ______________________

                   Signature ____________ Signature (Joint Owners) _____________ Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     PROXY

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


                            M.S.D. & T. FUNDS, INC.


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of M.S.D.& T. Funds, Inc. (the "Company") for use at an Annual Meeting of Shareholders to be held on July 24, 1998, at 1:30 P.M. Eastern Time, at the offices of Mercantile-Safe Deposit & Trust Company, Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201.

     The undersigned hereby appoints Linda A. Durkin, Cornelia H. Kline and Joseph J. DiDomenico, Jr., and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments or postponements thereof, all shares of Common Stock representing interests in the Company's Tax-Exempt Money Market Fund (the "Fund") held of record by the undersigned on June 18, 1998, the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR
    DISCRETION:

     (1) Election of Directors:

      [_] For all nominees listed below (except as marked to the contrary below)

      [_] Withhold authority to vote for all nominees listed below INSTRUCTION:
          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

          L.B. Disharoon  D.H. Miller  E.D. Miller  J.R. Murphy  G.R. Packard

     (2) Proposal to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending May 31, 1999:

                  FOR   AGAINST  ABSTAIN
                  [_]     [_]      [_]

     (3) Proposal to approve a new Advisory Agreement between the Company and Mercantile-Safe Deposit & Trust Company with respect to the Fund.

                  FOR   AGAINST  ABSTAIN

                  [_]     [_]      [_]

     (4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                    (continued, and to be signed, on other side)

                        PROMPTLY COMPLETE AND RETURN THE

                      PROXY/VOTING INSTRUCTION FORM BELOW

                            IN THE ENVELOPE PROVIDED

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


               (continued from other side)

   Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.



  PLEASE SIGN, DATE
  AND RETURN THE PROXY
  CARD PROMPTLY USING THE
  ENCLOSED ENVELOPE.

                   Date _____________________ Date ___________________________

                   Signature __________ Signature (Joint Owners) _____________ Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     PROXY

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


                            M.S.D. & T. FUNDS, INC.


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of M.S.D.& T. Funds, Inc. (the "Company") for use at an Annual Meeting of Shareholders to be held on July 24, 1998, at 1:30 P.M. Eastern Time, at the offices of Mercantile-Safe Deposit & Trust Company, Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201.

     The undersigned hereby appoints Linda A. Durkin, Cornelia H. Kline and Joseph J. DiDomenico, Jr., and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments or postponements thereof, all shares of Common Stock representing interests in the Company's Tax-Exempt Money Market Fund (Trust) (the "Fund") held of record by the undersigned on June 18, 1998, the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR
    DISCRETION:

     (1) Election of Directors:

      [_] For all nominees listed below (except as marked to the contrary below)

      [_] Withhold authority to vote for all nominees listed below INSTRUCTION:
          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

         L.B. Disharoon  D.H. Miller  E.D. Miller  J.R. Murphy  G.R. Packard

     (2) Proposal to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending May 31, 1999:

                  FOR   AGAINST  ABSTAIN
                  [_]     [_]      [_]


     (3) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                    (continued, and to be signed, on other side)

                        PROMPTLY COMPLETE AND RETURN THE

                      PROXY/VOTING INSTRUCTION FORM BELOW

                            IN THE ENVELOPE PROVIDED

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


               (continued from other side)

   Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.



  PLEASE SIGN, DATE
  AND RETURN THE PROXY
  CARD PROMPTLY USING THE
  ENCLOSED ENVELOPE.

                   Date _______________________ Date __________________________

                   Signature ___________ Signature (Joint Owners) _____________ Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     PROXY

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


                            M.S.D. & T. FUNDS, INC.


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of M.S.D.& T. Funds, Inc. (the "Company") for use at an Annual Meeting of Shareholders to be held on July 24, 1998, at 1:30 P.M. Eastern Time, at the offices of Mercantile-Safe Deposit & Trust Company, Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201.

     The undersigned hereby appoints Linda A. Durkin, Cornelia H. Kline and Joseph J. DiDomenico, Jr., and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments or postponements thereof, all shares of Common Stock representing interests in the Company's Growth & Income Fund (the "Fund") held of record by the undersigned on June 18, 1998, the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

     (1) Election of Directors:

      [_] For all nominees listed below (except as marked to the contrary below)

      [_] Withhold authority to vote for all nominees listed below INSTRUCTION:
          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

          L.B. Disharoon  D.H. Miller  E.D. Miller  J.R. Murphy  G.R. Packard

     (2) Proposal to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending May 31, 1999:
                           FOR   AGAINST  ABSTAIN
                           [_]     [_]      [_]

     (3) Proposal to approve a new Advisory Agreement between the Company and Mercantile-Safe Deposit & Trust Company with respect to the Fund.

                           FOR   AGAINST  ABSTAIN

                           [_]     [_]      [_]

     (4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                    (continued, and to be signed, on other side)

                        PROMPTLY COMPLETE AND RETURN THE

                      PROXY/VOTING INSTRUCTION FORM BELOW

                            IN THE ENVELOPE PROVIDED

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


               (continued from other side)

   Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.



  PLEASE SIGN, DATE
  AND RETURN THE PROXY
  CARD PROMPTLY USING THE
  ENCLOSED ENVELOPE.

                   Date _________________________ Date _________________________

                   Signature ____________ Signature (Joint Owners) _____________ Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     PROXY

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


                            M.S.D. & T. FUNDS, INC.


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of M.S.D.& T. Funds, Inc. (the "Company") for use at an Annual Meeting of Shareholders to be held on July 24, 1998, at 1:30 P.M. Eastern Time, at the offices of Mercantile-Safe Deposit & Trust Company, Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201.

     The undersigned hereby appoints Linda A. Durkin, Cornelia H. Kline and Joseph J. DiDomenico, Jr., and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments or postponements thereof, all shares of Common Stock representing interests in the Company's International Equity Fund (the "Fund") held of record by the undersigned on June 18, 1998, the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR
    DISCRETION:

     (1) Election of Directors:

      [_] For all nominees listed below (except as marked to the contrary below)

      [_] Withhold authority to vote for all nominees listed below INSTRUCTION:
          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

          L.B. Disharoon  D.H. Miller  E.D. Miller  J.R. Murphy  G.R. Packard

     (2) Proposal to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending May 31, 1999:
                  FOR   AGAINST  ABSTAIN
                  [_]     [_]      [_]

     (3) Proposal to approve a new Advisory Agreement between the Company and Mercantile-Safe Deposit & Trust Company with respect to the Fund.

                  FOR   AGAINST  ABSTAIN

                  [_]     [_]      [_]

     (4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                    (continued, and to be signed, on other side)

                        PROMPTLY COMPLETE AND RETURN THE

                      PROXY/VOTING INSTRUCTION FORM BELOW

                            IN THE ENVELOPE PROVIDED

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


               (continued from other side)

   Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.



  PLEASE SIGN, DATE
  AND RETURN THE PROXY
  CARD PROMPTLY USING THE
  ENCLOSED ENVELOPE.

                   Date ______________________ Date ____________________________

                   Signature ____________ Signature (Joint Owners) _____________ Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     PROXY

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


                            M.S.D. & T. FUNDS, INC.


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of M.S.D.& T. Funds, Inc. (the "Company") for use at an Annual Meeting of Shareholders to be held on July 24, 1998, at 1:30 P.M. Eastern Time, at the offices of Mercantile-Safe Deposit & Trust Company, Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201.

     The undersigned hereby appoints Linda A. Durkin, Cornelia H. Kline and Joseph J. DiDomenico, Jr., and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments or postponements thereof, all shares of Common Stock representing interests in the Company's Limited Maturity Bond Fund (the "Fund") held of record by the undersigned on June 18, 1998, the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR
    DISCRETION:

     (1) Election of Directors:

      [_] For all nominees listed below (except as marked to the contrary below)

      [_] Withhold authority to vote for all nominees listed below INSTRUCTION:
          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

          L.B. Disharoon  D.H. Miller  E.D. Miller  J.R. Murphy  G.R. Packard

     (2) Proposal to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending May 31, 1999:

                  FOR   AGAINST  ABSTAIN
                  [_]     [_]      [_]

     (3) Proposal to approve a new Advisory Agreement between the Company and Mercantile-Safe Deposit & Trust Company with respect to the Fund.

                  FOR   AGAINST  ABSTAIN

                  [_]     [_]      [_]

     (4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                    (continued, and to be signed, on other side)

                        PROMPTLY COMPLETE AND RETURN THE

                      PROXY/VOTING INSTRUCTION FORM BELOW

                            IN THE ENVELOPE PROVIDED

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


               (continued from other side)

   Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.



  PLEASE SIGN, DATE
  AND RETURN THE PROXY
  CARD PROMPTLY USING THE
  ENCLOSED ENVELOPE.

                   Date ______________________ Date ____________________________

                   Signature ____________ Signature (Joint Owners) _____________ Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     PROXY

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


                            M.S.D. & T. FUNDS, INC.


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of M.S.D.& T. Funds, Inc. (the "Company") for use at an Annual Meeting of Shareholders to be held on July 24, 1998, at 1:30 P.M. Eastern Time, at the offices of Mercantile-Safe Deposit & Trust Company, Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201.

     The undersigned hereby appoints Linda A. Durkin, Cornelia H. Kline and Joseph J. DiDomenico, Jr., and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments or postponements thereof, all shares of Common Stock representing interests in the Company's Maryland Tax-Exempt Bond Fund (the "Fund") held of record by the undersigned on June 18, 1998, the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:


     (1) Election of Directors:

         [_] For all nominees listed below (except as marked to the contrary below)

         [_] Withhold authority to vote for all nominees listed below
             INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

      L.B. Disharoon  D.H. Miller  E.D. Miller  J.R. Murphy  G.R. Packard

     (2) Proposal to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending May 31, 1999:

                            FOR   AGAINST  ABSTAIN
                            [_]     [_]      [_]

     (3) Proposal to approve a new Advisory Agreement between the Company and Mercantile-Safe Deposit & Trust Company with respect to the Fund.

                            FOR   AGAINST  ABSTAIN
                            [_]     [_]      [_]

     (4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                    (continued, and to be signed, on other side)

                        PROMPTLY COMPLETE AND RETURN THE

                      PROXY/VOTING INSTRUCTION FORM BELOW

                            IN THE ENVELOPE PROVIDED

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


               (continued from other side)

   Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.



  PLEASE SIGN, DATE
  AND RETURN THE PROXY
  CARD PROMPTLY USING THE
  ENCLOSED ENVELOPE.

                   Date _______________________ Date ___________________________

                   Signature ____________ Signature (Joint Owners) _____________ Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     PROXY

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


                            M.S.D. & T. FUNDS, INC.


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of M.S.D.& T. Funds, Inc. (the "Company") for use at an Annual Meeting of Shareholders to be held on July 24, 1998, at 1:30 P.M. Eastern Time, at the offices of Mercantile-Safe Deposit & Trust Company, Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201.

     The undersigned hereby appoints Linda A. Durkin, Cornelia H. Kline and Joseph J. DiDomenico, Jr., and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments or postponements thereof, all shares of Common Stock representing interests in the Company's Diversified Real Estate Fund (the "Fund") held of record by the undersigned on June 18, 1998, the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

     (1) Election of Directors:

      [_] For all nominees listed below (except as marked to the contrary below)

      [_] Withhold authority to vote for all nominees listed below INSTRUCTION:
          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

          L.B. Disharoon  D.H. Miller  E.D. Miller  J.R. Murphy  G.R. Packard

     (2) Proposal to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending May 31, 1999:

                  FOR   AGAINST  ABSTAIN
                  [_]     [_]      [_]

     (3) Proposal to approve a new Advisory Agreement between the Company and Mercantile-Safe Deposit & Trust Company with respect to the Fund.

                  FOR   AGAINST  ABSTAIN

                  [_]     [_]      [_]

     (4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                    (continued, and to be signed, on other side)

                        PROMPTLY COMPLETE AND RETURN THE

                      PROXY/VOTING INSTRUCTION FORM BELOW

                            IN THE ENVELOPE PROVIDED

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


               (continued from other side)

   Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.



  PLEASE SIGN, DATE
  AND RETURN THE PROXY
  CARD PROMPTLY USING THE
  ENCLOSED ENVELOPE.

                   Date ___________________________ Date _______________________

                   Signature ____________ Signature (Joint Owners) _____________ Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     PROXY

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


                            M.S.D. & T. FUNDS, INC.


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of M.S.D.& T. Funds, Inc. (the "Company") for use at an Annual Meeting of Shareholders to be held on July 24, 1998, at 1:30 P.M. Eastern Time, at the offices of Mercantile-Safe Deposit & Trust Company, Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201.

     The undersigned hereby appoints Linda A. Durkin, Cornelia H. Kline and Joseph J. DiDomenico, Jr., and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments or postponements thereof, all shares of Common Stock representing interests in the Company's Equity Income Fund (the "Fund") held of record by the undersigned on June 18, 1998, the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

     (1) Election of Directors:

      [_] For all nominees listed below (except as marked to the contrary below)

      [_] Withhold authority to vote for all nominees listed below INSTRUCTION:
          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

          L.B. Disharoon  D.H. Miller  E.D. Miller  J.R. Murphy  G.R. Packard

     (2) Proposal to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending May 31, 1999:

                  FOR   AGAINST  ABSTAIN
                  [_]     [_]      [_]

     (3) Proposal to approve a new Advisory Agreement between the Company and Mercantile-Safe Deposit & Trust Company with respect to the Fund.

                  FOR   AGAINST  ABSTAIN

                  [_]     [_]      [_]

     (4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                    (continued, and to be signed, on other side)

                        PROMPTLY COMPLETE AND RETURN THE

                      PROXY/VOTING INSTRUCTION FORM BELOW

                            IN THE ENVELOPE PROVIDED

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


               (continued from other side)

   Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.



  PLEASE SIGN, DATE
  AND RETURN THE PROXY
  CARD PROMPTLY USING THE
  ENCLOSED ENVELOPE.

                   Date ___________________________ Date _______________________

                   Signature ____________ Signature (Joint Owners) _____________ Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     PROXY

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


                            M.S.D. & T. FUNDS, INC.


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of M.S.D.& T. Funds, Inc. (the "Company") for use at an Annual Meeting of Shareholders to be held on July 24, 1998, at 1:30 P.M. Eastern Time, at the offices of Mercantile-Safe Deposit & Trust Company, Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201.

     The undersigned hereby appoints Linda A. Durkin, Cornelia H. Kline and Joseph J. DiDomenico, Jr., and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments or postponements thereof, all shares of Common Stock representing interests in the Company's Equity Growth Fund (the "Fund") held of record by the undersigned on June 18, 1998, the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

     (1) Election of Directors:

      [_] For all nominees listed below (except as marked to the contrary below)

      [_] Withhold authority to vote for all nominees listed below INSTRUCTION:
          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

          L.B. Disharoon  D.H. Miller  E.D. Miller  J.R. Murphy  G.R. Packard

     (2) Proposal to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending May 31, 1999:

                       FOR        AGAINST        ABSTAIN
                       [_]          [_]            [_]

     (3) Proposal to approve a new Advisory Agreement between the Company and Mercantile-Safe Deposit & Trust Company with respect to the Fund.

                       FOR        AGAINST        ABSTAIN
                       [_]          [_]            [_]

     (4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                   (continued, and to be signed, on other side)

                        PROMPTLY COMPLETE AND RETURN THE

                      PROXY/VOTING INSTRUCTION FORM BELOW

                            IN THE ENVELOPE PROVIDED

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


               (continued from other side)

   Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.



  PLEASE SIGN, DATE
  AND RETURN THE PROXY
  CARD PROMPTLY USING THE
  ENCLOSED ENVELOPE.

                   Date ___________________________ Date _______________________

                   Signature ____________ Signature (Joint Owners) _____________ Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     PROXY

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


                            M.S.D. & T. FUNDS, INC.


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of M.S.D.& T. Funds, Inc. (the "Company") for use at an Annual Meeting of Shareholders to be held on July 24, 1998, at 1:30 P.M. Eastern Time, at the offices of Mercantile-Safe Deposit & Trust Company, Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201.

     The undersigned hereby appoints Linda A. Durkin, Cornelia H. Kline and Joseph J. DiDomenico, Jr., and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments or postponements thereof, all shares of Common Stock representing interests in the Company's Total Return Bond Fund (the "Fund") held of record by the undersigned on June 18, 1998, the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

     (1) Election of Directors:

      [_] For all nominees listed below (except as marked to the contrary below)

      [_] Withhold authority to vote for all nominees listed below INSTRUCTION:
          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

          L.B. Disharoon  D.H. Miller  E.D. Miller  J.R. Murphy  G.R. Packard

     (2) Proposal to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending May 31, 1999:

                       FOR        AGAINST        ABSTAIN
                       [_]          [_]            [_]

     (3) Proposal to approve a new Advisory Agreement between the Company and Mercantile-Safe Deposit & Trust Company with respect to the Fund.

                       FOR        AGAINST        ABSTAIN
                       [_]          [_]            [_]

     (4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                   (continued, and to be signed, on other side)

                        PROMPTLY COMPLETE AND RETURN THE

                      PROXY/VOTING INSTRUCTION FORM BELOW

                            IN THE ENVELOPE PROVIDED

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


               (continued from other side)

   Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.



  PLEASE SIGN, DATE
  AND RETURN THE PROXY
  CARD PROMPTLY USING THE
  ENCLOSED ENVELOPE.

                   Date ___________________________ Date _______________________

                   Signature ____________ Signature (Joint Owners) _____________ Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     PROXY

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


                            M.S.D. & T. FUNDS, INC.


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of M.S.D.& T. Funds, Inc. (the "Company") for use at an Annual Meeting of Shareholders to be held on July 24, 1998, at 1:30 P.M. Eastern Time, at the offices of Mercantile-Safe Deposit & Trust Company, Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201.

     The undersigned hereby appoints Linda A. Durkin, Cornelia H. Kline and Joseph J. DiDomenico, Jr., and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments or postponements thereof, all shares of Common Stock representing interests in the Company's National Tax-Exempt Bond Fund (the "Fund") held of record by the undersigned on June 18, 1998, the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

     (1) Election of Directors:

         [_] For all nominees listed below (except as marked to the contrary below)

         [_] Withhold authority to vote for all nominees listed below
             INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

         L.B. Disharoon  D.H. Miller  E.D. Miller  J.R. Murphy  G.R. Packard

     (2) Proposal to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending May 31, 1999:

                            FOR   AGAINST  ABSTAIN
                            [_]     [_]      [_]

     (3) Proposal to approve a new Advisory Agreement between the Company and Mercantile-Safe Deposit & Trust Company with respect to the Fund.

                            FOR   AGAINST  ABSTAIN
                            [_]     [_]      [_]

     (4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                    (continued, and to be signed, on other side)

                        PROMPTLY COMPLETE AND RETURN THE

                      PROXY/VOTING INSTRUCTION FORM BELOW

                            IN THE ENVELOPE PROVIDED

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


               (continued from other side)

   Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.



  PLEASE SIGN, DATE
  AND RETURN THE PROXY
  CARD PROMPTLY USING THE
  ENCLOSED ENVELOPE.

                   Date ___________________________ Date _______________________

                   Signature ____________ Signature (Joint Owners) _____________ Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     PROXY

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


                            M.S.D. & T. FUNDS, INC.


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF M.S.D.& T. Funds, Inc. (the "Company") for use at an Annual Meeting of Shareholders to be held on July 24, 1998, at 1:30 P.M. Eastern Time, at the offices of Mercantile-Safe Deposit & Trust Company, Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201.

     The undersigned hereby appoints Linda A. Durkin, Cornelia H. Kline and Joseph J. DiDomenico, Jr., and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments or postponements thereof, all shares of Common Stock representing interests in the Company's Intermediate Tax-Exempt Bond Fund (the "Fund") held of record by the undersigned on June 18, 1998, the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR
    DISCRETION:

    (1) Election of Directors:

      [_] For all nominees listed below (except as marked to the contrary below)

      [_] Withhold authority to vote for all nominees listed below INSTRUCTION:
          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

          L.B. Disharoon  D.H. Miller  E.D. Miller  J.R. Murphy  G.R. Packard

    (2) Proposal to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending May 31, 1999:

                            FOR   AGAINST  ABSTAIN
                            [_]     [_]      [_]

    (3) Proposal to approve a new Advisory Agreement between the Company and Mercantile-Safe Deposit & Trust Company with respect to the Fund.

                            FOR   AGAINST  ABSTAIN
                            [_]     [_]      [_]

    (4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                    (continued, and to be signed, on other side)

                        PROMPTLY COMPLETE AND RETURN THE

                      PROXY/VOTING INSTRUCTION FORM BELOW

                            IN THE ENVELOPE PROVIDED

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


               (continued from other side)

   Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.



  PLEASE SIGN, DATE
  AND RETURN THE PROXY
  CARD PROMPTLY USING THE
  ENCLOSED ENVELOPE.

                   Date ___________________________ Date _______________________

                   Signature ____________ Signature (Joint Owners) _____________ Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.